Exhibit 99.1

FOR IMMEDIATE RELEASE David L. Kelley 224-727-2535 dkelley@littelfuse.com
LITTELFUSE REPORTS FOURTH QUARTER AND FULL YEAR RESULTS FOR 2023
Record annual free cash flow driven by a diversified and resilient business model

CHICAGO, January 30, 2024 - Littelfuse, Inc. (NASDAQ: LFUS), a diversified, industrial technology manufacturing company empowering a sustainable, connected, and safer world, today reported financial results for the fourth quarter and full year ended December 30, 2023:

Fourth Quarter 2023 Results

•Net sales of $533.8 million were down 13% versus the prior year period, and down 14.5% organically
•GAAP diluted EPS was $1.71; adjusted diluted EPS was $2.02
•Cash flow from operations was $144 million and free cash flow was $121 million

Full Year 2023 Results

•Net sales of $2.4 billion were down 6% versus the prior year period, and down 10.3% organically
•GAAP diluted EPS was $10.34; adjusted diluted EPS was $11.74
•Cash flow from operations was $457 million and free cash flow was $371 million, both records for the company

“Our fourth quarter results tracked within our guidance range as we continued to execute on our long-term strategy,” said Dave Heinzmann, Littelfuse President and Chief Executive Officer. “In 2023, our global teams focused on driving sustainable growth and profitability while delivering record free cash flow and resilient margins despite continued inventory destocking and variable end market demand. Looking forward, we expect a return to growth during 2024 and believe our portfolio diversification and optimization efforts, strong technology offering across end markets and well positioned cost structure, will drive continued and long-term top-tier value for our stakeholders.”

First Quarter of 2024*

Based on current market conditions, for the first quarter the company expects,
•Net sales in the range of $505 to $530 million, adjusted diluted EPS in the range of $1.65 to $1.85 and an adjusted effective tax rate of approximately 20.5%

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*Littelfuse provides guidance on a non-GAAP (adjusted) basis. GAAP items excluded from guidance may include the after-tax impact of items including acquisition and integration costs, restructuring, impairment and other charges, certain purchase accounting adjustments, non-operating foreign exchange adjustments and significant and unusual items. These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP. Littelfuse is not able to forecast the excluded items in order to provide the most directly comparable GAAP financial measure without unreasonable efforts.

Dividend
•The company will pay a cash dividend on its common stock of $0.65 per share on March 7, 2024, to shareholders of record as of February 22, 2024

Conference Call and Webcast Information
Littelfuse will host a conference call on Wednesday, January 31, 2024, at 9:00 a.m. Central Time to discuss the results. The call will be broadcast and available for replay at Littelfuse.com. A slide presentation is available in the Investor Relations section of the company’s website at Littelfuse.com.

About Littelfuse
Littelfuse, Inc. (NASDAQ: LFUS) is a diversified, industrial technology manufacturing company empowering a sustainable, connected, and safer world. Across more than 20 countries, and with approximately 17,000 global associates, we partner with customers to design and deliver innovative, reliable solutions. Serving over 100,000 end customers, our products are found in a variety of industrial, transportation and electronics end markets – everywhere, every day. Learn more at Littelfuse.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
The statements in this press release that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. Such statements are based on Littelfuse, Inc.’s (“Littelfuse” or the “Company”) current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties, include, but are not limited to, risks and uncertainties relating to general economic conditions; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse's accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This release should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 31, 2022.

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Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31, 2022, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information.

Non-GAAP Financial Measures
The information included in this press release includes the non-GAAP financial measures of organic net sales (decline) growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, adjusted effective tax rate, free cash flow, net debt, consolidated EBITDA, and consolidated net leverage ratio (as defined in the credit agreement). Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of our fundamental business operations.

A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth in the attached schedules.

The company believes that organic net sales (decline) growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, and adjusted effective tax rate provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of our core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of our fundamental business operations or were not part of our business operations during a comparable period. The company believes that free cash flow is a useful measure of its ability to generate cash. The company believes that net debt, consolidated EBITDA, and consolidated net leverage ratio are useful measures of its credit position. The company believes that all of these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which we operate, and thus further provide useful information to investors. Management additionally uses these measures when assessing the performance of the business and for business planning purposes. Note that our definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

LFUS-F

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Littelfuse Inc. 8755 West Higgins Road, Suite 500 Chicago, Illinois 60631 p: (773) 628-1000 www.littelfuse.com

LITTELFUSE, INC.
CONSOLIDATED BALANCE SHEETS

(in thousands)	December 30, 2023	December 31, 2022
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$555,513	$562,588
Short-term investments	235	84
Trade receivables, less allowances of $84,696 and $83,562, respectively	287,018	306,578
Inventories	474,607	547,690
Prepaid income taxes and income taxes receivable	8,701	7,215
Prepaid expenses and other current assets	82,526	87,641
Total current assets	1,408,600	1,511,796
Net property, plant, and equipment	493,153	481,110
Intangible assets, net of amortization	606,136	593,970
Goodwill	1,309,998	1,186,922
Investments	24,821	24,121
Deferred income taxes	10,486	14,367
Right of use lease assets, net	62,370	57,382
Other assets	79,711	34,066
Total assets	$3,995,275	$3,903,734

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$173,535	$208,571
Accrued liabilities	149,214	187,057
Accrued income taxes	38,725	41,793
Current portion of long-term debt	14,020	134,874
Total current liabilities	375,494	572,295
Long-term debt, less current portion	857,915	866,623
Deferred income taxes	110,820	100,230
Accrued post-retirement benefits	34,422	28,037
Non-current lease liabilities	49,472	45,661
Other long-term liabilities	86,671	79,510
Total equity	2,480,481	2,211,378
Total liabilities and equity	$3,995,275	$3,903,734

LITTELFUSE, INC.
CONSOLIDATED STATEMENTS OF NET INCOME
(Unaudited)

	Three Months Ended		Fiscal Year Ended
(in thousands, except per share data)	December 30, 2023	December 31, 2022	December 30, 2023	December 31, 2022
Net sales	$533,807	$613,251	$2,362,657	$2,513,897
Cost of sales	340,226	384,726	1,462,416	1,506,984
Gross profit	193,581	228,525	900,241	1,006,913

Selling, general, and administrative expenses	84,598	85,993	354,655	344,813
Research and development expenses	25,159	26,806	102,429	95,602
Amortization of intangibles	16,021	15,812	65,794	55,695
Restructuring, impairment, and other charges	3,280	5,712	16,501	9,977
Total operating expenses	129,058	134,323	539,379	506,087
Operating income	64,523	94,202	360,862	500,826

Interest expense	10,063	9,147	39,866	26,216
Foreign exchange loss (gain)	3,602	(15,692)	12,299	24,359
Other (income) expense, net	(8,091)	(2,582)	(19,901)	7,207
Income before income taxes	58,949	103,329	328,598	443,044
Income taxes	16,068	10,025	69,113	69,738
Net income	$42,881	$93,304	$259,485	$373,306

Income per share:
Basic	$1.72	$3.77	$10.44	$15.09
Diluted	$1.71	$3.74	$10.34	$14.94

Weighted-average shares and equivalent shares outstanding:
Basic	24,905	24,758	24,854	24,734
Diluted	25,111	24,978	25,102	24,986

Comprehensive income	$86,590	$139,811	$299,432	$351,005

LITTELFUSE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended
(in thousands)	December 30, 2023	December 31, 2022
OPERATING ACTIVITIES
Net income	$259,485	$373,306
Adjustments to reconcile net income to net cash provided by operating activities	173,776	188,871
Changes in operating assets and liabilities:
Trade receivables	24,517	(19,334)
Inventories	82,471	(89,235)
Accounts payable	(36,277)	(22,403)
Accrued liabilities and income taxes	(61,022)	(9,495)
Prepaid expenses and other assets	14,437	(1,992)
Net cash provided by operating activities	457,387	419,718

INVESTING ACTIVITIES
Acquisitions of businesses, net of cash acquired	(198,810)	(532,670)
Purchases of property, plant, and equipment	(86,188)	(104,341)
Net proceeds from sale of property, plant, and equipment	832	676
Other	(151)	(62)
Net cash used in investing activities	(284,317)	(636,397)

FINANCING ACTIVITIES
Net (payments) proceeds of credit facility and senior notes	(128,802)	371,250
Cash dividends paid	(62,161)	(55,911)
All other cash provided by (used in) financing activities	5,237	(5,137)
Net cash (used in) provided by financing activities	(185,726)	310,202
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	4,840	(11,420)
(Decrease) increase in cash, cash equivalents, and restricted cash	(7,816)	82,103
Cash, cash equivalents, and restricted cash at beginning of period	564,939	482,836
Cash, cash equivalents, and restricted cash at end of period	$557,123	$564,939

LITTELFUSE, INC.
NET SALES AND OPERATING INCOME BY SEGMENT
(Unaudited)

	Fourth Quarter			Year-to-Date
(in thousands)	2023	2022	% (Decline) / Growth	2023	2022	% (Decline) / Growth
Net sales
Electronics	$297,753	$371,193	(19.8)%	$1,350,426	$1,492,819	(9.5)%
Transportation	162,570	167,874	(3.2)%	678,278	716,140	(5.3)%
Industrial	73,484	74,184	(0.9)%	333,953	304,938	9.5%
Total net sales	$533,807	$613,251	(13.0)%	$2,362,657	$2,513,897	(6.0)%

Operating income
Electronics	$53,553	$91,941	(41.8)%	$300,581	$431,616	(30.4)%
Transportation	7,619	5,935	28.4%	33,634	63,539	(47.1)%
Industrial	9,350	8,885	5.2%	54,800	48,853	12.2%
Other (a)	(5,999)	(12,559)	N.M.	(28,153)	(43,182)	N.M.
Total operating income	$64,523	$94,202	(31.5)%	$360,862	$500,826	(27.9)%
Operating Margin	12.1%	15.4%		15.3%	19.9%

Interest expense	10,063	9,147		39,866	26,216
Foreign exchange loss (gain)	3,602	(15,692)		12,299	24,359
Other (income) expense, net	(8,091)	(2,582)		(19,901)	7,207
Income before income taxes	$58,949	$103,329	(43.0)%	$328,598	$443,044	(25.8)%

(a)"other" typically includes non-GAAP adjustments such as acquisition-related and integration costs, purchase accounting inventory adjustments and restructuring and impairment charges. (See Supplemental Financial Information for details.)

N.M. - Not meaningful

	Fourth Quarter			Year-to-Date
(in thousands)	2023	2022	% (Decline) / Growth	2023	2022	% (Decline) / Growth
Operating Margin
Electronics	18.0%	24.8%	(6.8)%	22.3%	28.9%	(6.6)%
Transportation	4.7%	3.5%	1.2%	5.0%	8.9%	(3.9)%
Industrial	12.7%	12.0%	0.7%	16.4%	16.0%	0.4%

LITTELFUSE, INC.

SUPPLEMENTAL FINANCIAL INFORMATION

(In millions of USD except per share amounts - unaudited)

Non-GAAP EPS reconciliation
	Q4-23	Q4-22	YTD-23	YTD-22
GAAP diluted EPS	$1.71	$3.74	$10.34	$14.94
EPS impact of Non-GAAP adjustments (below)	0.31	(0.40)	1.40	1.93
Adjusted diluted EPS	$2.02	$3.34	$11.74	$16.87

Non-GAAP adjustments - (income) / expense
	Q4-23	Q4-22	YTD-23	YTD-22
Acquisition-related and integration costs (a)	$2.7	$2.8	$11.7	$17.6
Purchase accounting inventory adjustments (b)	—	4.0	—	15.6
Restructuring, impairment and other charges (c)	3.3	5.7	16.5	10.0
Non-GAAP adjustments to operating income	6.0	12.5	28.2	43.2
Other income, net (d)	—	—	(0.2)	(0.5)
Non-operating foreign exchange loss (gain)	3.6	(15.7)	12.3	24.4
Non-GAAP adjustments to income before income taxes	9.6	(3.2)	40.3	67.1
Income taxes (e)	1.8	6.8	5.0	19.0
Non-GAAP adjustments to net income	$7.8	$(10.0)	$35.3	$48.1

Total EPS impact	$0.31	$(0.40)	$1.40	$1.93

Adjusted operating margin / Adjusted EBITDA reconciliation
	Q4-23	Q4-22	YTD-23	YTD-22
Net income	$42.9	$93.3	$259.5	$373.3
Add:
Income taxes	16.1	10.0	69.1	69.7
Interest expense	10.1	9.1	39.9	26.2
Foreign exchange loss (gain)	3.6	(15.7)	12.3	24.4
Other (income) expense, net	(8.1)	(2.6)	(19.9)	7.2
GAAP operating income	$64.5	$94.2	$360.9	$500.8
Non-GAAP adjustments to operating income	6.0	12.5	28.2	43.2
Adjusted operating income	$70.5	$106.7	$389.0	$544.0
Amortization of intangibles	16.0	15.8	65.8	55.7
Depreciation expenses	18.1	16.7	71.6	65.0
Adjusted EBITDA	$104.6	$139.2	$526.4	$664.7

Net sales	$533.8	$613.3	$2,362.7	$2,513.9
Net income as a percentage of net sales	8.0%	15.2%	11.0%	14.8%
Operating margin	12.1%	15.4%	15.3%	19.9%
Adjusted operating margin	13.2%	17.4%	16.5%	21.6%
Adjusted EBITDA margin	19.6%	22.7%	22.3%	26.4%

Adjusted EBITDA by Segment	Q4-23			Q4-22
	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
GAAP operating income	$53.6	$7.6	$9.4	$91.9	$5.9	$8.9
Add:
Add back amortization	9.8	3.6	2.6	10.2	4.4	1.2
Add back depreciation	10.3	6.4	1.4	9.0	6.7	1.0
Adjusted EBITDA	$73.7	$17.6	$13.4	$111.1	$17.0	$11.1
Adjusted EBITDA Margin	24.7%	10.8%	18.2%	29.9%	10.1%	14.9%

Adjusted EBITDA by Segment	YTD-23			YTD-22
	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
GAAP operating income	$300.6	$33.6	$54.8	$431.6	$63.5	$48.9
Add:
Add back amortization	39.9	15.8	10.1	$32.7	$18.1	$4.9
Add back depreciation	39.5	26.7	5.4	$35.5	$25.6	$3.9
Adjusted EBITDA	$379.9	$76.1	$70.4	$499.8	$107.2	$57.7
Adjusted EBITDA Margin	28.1%	11.2%	21.1%	33.5%	15.0%	18.9%

Net sales reconciliation	Q4-23 vs. Q4-22
	Electronics	Transportation	Industrial	Total
Net sales decline	(20)%	(3)%	(1)%	(13)%
Less:
Acquisitions	—%	—%	4%	—%
FX impact	1%	2%	—%	1%
Organic net sales growth	(21)%	(5)%	(5)%	(14)%

Net sales reconciliation	YTD-23 vs. YTD-22
	Electronics	Transportation	Industrial	Total
Net sales (decline) growth	(10)%	(5)%	10%	(6)%
Less:
Acquisitions	6%	—%	4%	4%
FX impact	—%	—%	1%	—%
Organic net sales (decline) growth	(16)%	(5)%	5%	(10)%

Income tax reconciliation
	Q4-23	Q4-22	YTD-23	YTD-22
Income taxes	$16.1	$10.0	$69.1	$69.7
Effective rate	27.3%	9.7%	21.0%	15.7%
Non-GAAP adjustments - income taxes	1.8	6.8	5.0	19.0
Adjusted income taxes	$17.9	$16.8	$74.1	$88.7
Adjusted effective rate	26.1%	16.8%	20.1%	17.4%

Free cash flow reconciliation
	Q4-23	Q4-22	YTD-23	YTD-22
Net cash provided by operating activities	$144.2	$106.3	$457.4	$419.7
Less: Purchases of property, plant and equipment	(23.0)	(26.5)	(86.2)	(104.3)
Free cash flow	$121.2	$79.8	$371.2	$315.4

Consolidated Total Debt	As of December 30, 2023
Consolidated Total Debt	$871.9
Unamortized debt issuance costs	3.8
Finance lease liability	$0.7
Consolidated funded indebtedness	$876.4
Cash held in U.S. (up to $400 million)	$178.6
Net debt	$697.8

Consolidated EBITDA	Twelve Months Ended December 30, 2023
Net Income	$259.4
Interest expense	39.9
Income taxes	69.1
Depreciation	71.6
Amortization	65.8
Non-cash additions:
Stock-based compensation expense	23.9
Unrealized loss on investments	0.3
Impairment charges	4.9
Other	13.4
Consolidated EBITDA (1)	$548.3

Consolidated Net Leverage Ratio (as defined in the Credit Agreement) *	1.3x
* Our Credit Agreement and Private Placement Note with maturities ranging from 2023 to 2032, contain financial ratio covenants providing that if, as of the last day of each fiscal quarter, the Consolidated Net Leverage ratio at such time for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Credit Agreement and Private Placement Senior Notes) is triggered.

The Credit Agreement and Private Placement Senior Notes were amended in Q2 2022 and now allow for the addition of acquisition and integration costs up to 15% of Consolidated EBITDA and the netting of up to $400M of Available Cash (Cash held by US Subsidiaries).

(1) Represents Consolidated EBITDA as defined in our Credit Agreement and Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters.

Note: Total will not always foot due to rounding.

(a) reflected in selling, general and administrative expenses ("SG&A").
(b) reflected in cost of sales.
(c) reflected in restructuring, impairment and other charges.
(d) 2023 year-to-date amount included $0.2 million gain from the sale of a building within the Electronics segment. 2022 year-to-date amount included $0.5 million gain from the sale of a building within the Transportation segment.
(e) reflected the tax impact associated with the non-GAAP adjustments, and 2022 year-to-date amount includes the one-time net benefit of $11 million that resulted from losses on investments in the stock of two of the Company’s affiliates.

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